SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]     Preliminary Proxy Statement       [  ]    Confidential,  for  Use  of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))

[  ]    Definitive Proxy Statement
[  ]    Definitive additional materials

[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                KEMPER PORTFOLIOS

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)      Date Filed:

                                PRELIMINARY COPY

                           SCUDDER CASH RESERVES FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         Please  take  notice  that  a  Special  Meeting  of  Shareholders  (the
"Meeting")  of  Scudder  Cash  Reserves  Fund (the  "Fund"),  a series of Kemper
Portfolios (the "Trust") will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 15, 2001, at 4:00 p.m., Eastern time, for the following purposes:

         Proposal 1:       To elect Trustees of the Trust;

         Proposal 2:       To  approve a Rule  12b-1  Plan (for  Class A) and an
                           Amended  and  Restated  Rule  12b-1 Plan (for each of
                           Class  B  and   Class  C).   As   described   in  the
                           accompanying Proxy Statement, shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class;

         Proposal 3:       To approve an amendment to the  concentration  policy
                           of the Fund; and

         Proposal 4:       To ratify the  selection  of Ernst & Young LLP as the
                           independent auditors for the Fund for the Fund's current fiscal year.

         The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

         Holders of record of shares of the Fund at the close of business on February 26, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Trust (for a Trust-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                     By Order of the Board,

                                                     /s/ Maureen E. Kane

                                                     Maureen E. Kane
                                                     Secretary

February 27, 2001

IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                                PRELIMINARY COPY

                           SCUDDER CASH RESERVES FUND
                            222 South Riverside Plaza
                             Chicago, Illinois 60606

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is being furnished to shareholders of the Scudder Cash Reserves Fund (the "Fund"), a series of Kemper Portfolios (the "Trust"). The Board of Trustees (the "Board", the Trustees on which are referred to as the "Trustees") of the Trust is soliciting proxies from shareholders of the Fund for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Zurich Scudder Investments, Inc., investment manager of the Fund ("ZSI"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 15, 2001 at 4:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about February 27, 2001 or as soon as practicable thereafter.

         Proposal 1 in this Proxy Statement describes the election of Trustees, Proposal 2 proposes the adoption of Rule 12b-1 Plans, Proposal 3 proposes the amendment of the concentration policy of the Fund and Proposal 4 proposes the ratification of the selection of the Fund's independent auditors. As discussed below, shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class.

         In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose Proxy Statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund.

         THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING [ ] OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

         The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

                        PROPOSAL 1: ELECTION OF TRUSTEES

         At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Trust. The election of new Board members arises out of a restructuring program proposed by ZSI, the investment manager of the Fund. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. As part of the restructuring program, certain funds advised by ZSI that have similar investment policies and characteristics are proposed to be combined. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. In connection with that initiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Trust were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Trust and three of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Fund, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Fund and ZSI.

         The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees and the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:



        Name (Date of Birth),                                  Year First Became
       Principal Occupation and Affiliations                     a Board Member


John W.  Ballantine  (2/16/46),(1)  Retired;  formerly,  First
Chicago NBD  Corporation/The  First  National Bank of Chicago:        [     ]
1996-1998,  Executive Vice President and Chief Risk Management
Officer;  1995-1996,  Executive  Vice  President  and  Head of
International Banking;  Director,  First Oak Brook Bancshares,
Inc., Oak Brook Bank and Tokheim Corporation.


Lewis A.  Burnham  (1/8/33),(1)  Retired;  formerly,  Partner,        [      ]
Business Resources Group; formerly,  Executive Vice President,
Anchor Glass Container Corporation.


Mark S. Casady (9/12/60),*  Managing Director,  ZSI; formerly,        Nominee
Institutional Sales Manager of an unaffiliated mutual fund distributor.


Linda C. Coughlin (1/1/52),*(2) Managing Director, ZSI.                [     ]


Donald L. Dunaway (3/8/37),(1)  Retired;  formerly,  Executive         [     ]
Vice   President,    A.O.   Smith   Corporation   (diversified
manufacturer).


James R. Edgar (7/22/46),(3)  Distinguished Fellow, University
of  Illinois  Institute  of  Government  and  Public  Affairs;
Director,  Kemper Insurance Companies (not affiliated with the        Nominee
Kemper  Funds);  Director,  John B.  Sanfilippo  & Son,  Inc.;
Director, Horizon Group Properties,  Inc.; formerly, Governor,
State of Illinois.


William F. Glavin (8/30/58),* Managing Director, ZSI.                 Nominee


Robert B. Hoffman (12/11/36),(1) Retired; formerly,  Chairman,
Harnischfeger  Industries,  Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial
Officer,  Monsanto Company  (agricultural,  pharmaceutical and         [     ]
nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals); Director, Harnischfeger Industries, Inc.


Shirley D. Peterson (9/3/41),(1) Retired; formerly, President,
Hood   College;   formerly,   Partner,   Steptoe   &   Johnson
(attorneys);  prior thereto,  Commissioner,  Internal  Revenue         [     ]
Service; prior thereto, Assistant Attorney General (Tax), U.S.
Department of Justice; Director, Bethlehem Steel Corp.


Fred B. Renwick  (2/1/30),(3)  Professor of Finance,  New York
University,  Stern School of Business;  Director, the Wartburg
Foundation;  Chairman,  Finance Committee of Morehouse College        Nominee
Board of Trustees; Director, American Bible Society Investment
Committee; previously member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of
Board of Pensions Evangelical Lutheran Church in America.



William P. Sommers (7/22/33),(1) Retired; formerly,  President and Chief Executive Officer,  SRI International  (research and development); prior thereto, Executive Vice President, Iameter
(medical information and educational service provider);  prior        [      ]
thereto,  Senior Vice  President and Director,  Booz,  Allen &
Hamilton Inc.  (management  consulting  firm);  Director,  PSI
Inc.,  Evergreen Solar, Inc. and Litton  Industries;  Advisor,
Guckenheimer Enterprises;  Consultant and Director, SRI/Atomic
Tangerine.


John G. Weithers (8/8/33),(3) Retired;  formerly,  Chairman of
the Board and Chief Executive Officer, Chicago Stock Exchange;        Nominee
Director,  Federal Life  Insurance  Company;  President of the
Members of the Corporation and Trustee, DePaul University.


* Interested person of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(1) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.

(2) Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.

(3) Messrs. Edgar, Renwick and Weithers serve as board members of 16 investment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                                          Present Office with the Trust;
                                        Principal Occupation or Employment
Name (Date of Birth)                            And Directorships

Donald R. Jones (1/17/30)  Trustee;    Retired;    Director,    Motorola,   Inc.
                           (manufacturer    of    electronic    equipment    and
                           components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.


Responsibilities of the Board of Trustees -- Board and Committee Meetings

         The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individuals who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The Securities and Exchange Commission (the "SEC") has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee if elected has been selected and nominated solely by the current Independent Trustees of the Trust.

         The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to ZSI and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

         Currently, the Board has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Committee. During calendar year 2000, the Board met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

         The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

         The Board has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Peterson and William
P. Sommers. The Nominating and Governance Committee held one meeting during calendar year 2000.

Officers
                         Present Office with
                         the Trust; Principal              Year First Became
Name (Date of Birth)     Occupation or Employment1           an Officer(2)

Mark S. Casady            President;  Managing  Director,  ZSI;       [    ]
(9/21/60)                 formerly,     Institutional     Sales
                          Manager  of  an  unaffiliated  mutual
                          fund distributor.


Linda C. Coughlin         Trustee,     Vice    President    and       [    ]
(1/1/52)                  Chairman; [ ], ZSI.


Philip J. Collora         Vice    President    and    Assistant       [    ]
(11/15/45)                Secretary;   Attorney,   Senior  Vice
                          President, ZSI.


Kathryn L. Quirk          Vice  President;  Managing  Director,       [    ]
(12/3/52)                 ZSI.


Richard L. Vandenberg     Vice President; [  ], ZSI.                  [    ]
(11/16/49)

Frank J. Rachwalski, Jr.  Vice President; [  ], ZSI.                  [    ]
(3/26/45)

Linda J. Wondrack         Vice    President;     Senior    Vice       [    ]
(9/12/64)                 President, ZSI.


John R. Hebble            Treasurer;   Senior  Vice  President,       [    ]
(6/27/58)                 ZSI.


Brenda Lyons              Assistant   Treasurer;   Senior  Vice       [    ]
(2/21/63)                 President, ZSI.


Maureen E. Kane           Secretary;   Vice   President,   ZSI;       [    ]
(2/14/62)                 formerly,  Assistant  Vice  President
                          of   an    unaffiliated    investment
                          management   firm;   prior   thereto,
                          Associate   Staff   Attorney   of  an
                          unaffiliated   investment  management
                          firm,   and   Associate,   Peabody  &
                          Arnold (law firm).


Caroline Pearson          Assistant  Secretary; Senior Vice           [    ]
(4/1/62)                  President, ZSI; formerly, Associate,
                          Dechert Price & Rhoads (law firm)
                          1989 to 1997.



1    Unless  otherwise  stated,  all of the officers have been  associated  with
     their  respective  companies  for  more  than  five  years,   although  not
     necessarily in the same capacity.

2 The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold offices as the Trustees permit in accordance with the By-laws of the Trust.

Compensation of Trustees and Officers

         The Trust pays the Independent Trustees a monthly retainer and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. ZSI supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although the Trust makes no direct payments to them.

         To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Trust are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Trust who is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds).

         The following Compensation Table provides in tabular form the following data:

         Column (1) All Trustees who receive compensation from the Trust.

         Column (2) Aggregate compensation received by each Trustee from the Trust during calendar year 2000.

         Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table


                          Aggregate Compensation       Total Compensation From
Name of Trustee           from the Trust               Fund Complex(2)(3)

John W. Ballantine        $  [     ] (2 series)        $  [     ]
Lewis A. Burnham          $  [     ] (2 series)        $  [     ]
Donald L. Dunaway(1)      $  [     ] (2 series)        $  [     ]
Robert B. Hoffman         $  [     ] (2 series)        $  [     ]
Donald R. Jones           $  [     ] (2 series)        $  [     ]
Shirley D. Peterson       $  [     ] (2 series)        $  [     ]
William P. Sommers        $  [     ] (2 series)        $  [     ]

(1) Includes deferred fees. Pursuant to deferred compensation agreements with the Trust, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Trust to Mr. Dunaway are $_______.

(2)   Includes   compensation   for   service   on  the   boards  of  26  Kemper
trusts/corporations comprised of 45 funds. Each Trustee currently serves on the boards of 26 Kemper trusts/corporations comprised of 45 funds.

(3) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds, liquidations of certain funds, implementation of an administrative agreement for certain funds and the consolidation of certain boards). Such amounts totaled $____, $____, $_______, $______, $______, and
$______ for Messrs. Ballantine, Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson , respectively. A portion of these meeting fees were borne by ZSI.

                  The Board of Trustees unanimously recommends
            that the shareholders of the Fund vote FOR each nominee.

PROPOSAL 2: ADOPTION OF RULE 12b-1 PLAN AND AMENDED AND RESTATED RULE 12b-1 PLAN

         Proposal 2 is being submitted to the shareholders of Class A, Class B and Class C (each, a "Class") of the Fund. The Board has approved, and recommends that Class A shareholders of the Fund approve a Rule 12b-1 Plan (the "Plan"), and that shareholders of each of Class B and Class C of the Fund approve an Amended and Restated Rule 12b-1 Plan (each an "Amended Plan," together the "Amended Plans"), pursuant to the provisions of Rule 12b-1 under the 1940 Act. Shareholder approval of the Plan or an Amended Plan will not result in any increase in fees or expenses for the applicable Class. A copy of the Plan is attached hereto as Exhibit A (for Class A shareholders). A copy of the forms of Amended Plans are attached hereto as Exhibit B (for shareholders of each of Class B and Class C).

Background

         The  Fund,  on  behalf  of  each  Class,  is  currently  a  party  to a
Shareholder Services Agreement (the "Services Agreement") with Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606. Pursuant to the terms of the Services Agreement, KDI provides information and administrative services for the benefit of the Fund and the shareholders of each Class. In exchange for providing the services under the Services Agreement, each Class pays to KDI an administrative services fee equal to, on an annual basis, up to 0.25% of the average daily net assets attributable to the Class. KDI uses the administrative services fee to compensate financial services firms ("firms") for providing personal services to and maintenance of accounts for their customers that hold shares of the Classes and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Class.

         Each of Class B and Class C has also adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which KDI receives an asset-based fee of 0.75% of average daily net assets of each such Class. KDI uses the fee to pay for distribution and services for the applicable Class. The distribution plan currently in effect for each of Class B and C is dated [ ]. Appendix 1 sets forth the amount of distribution fees paid by the Fund during the fiscal year ended September 30, 2000 pursuant to the distribution plans applicable to Class B and Class C.

         Rule 12b-1 under the 1940 Act provides that an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes "all material aspects of the proposed financing of the distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently no Class has a Rule 12b-1 Plan that authorizes the payment of the administrative services fee under the Services Agreement because neither KDI nor the Trustees of the Trust believe that the services that have been performed by KDI under the Services Agreement have been primarily intended to result in sales of shares of the Classes (i.e., "distribution" services), as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the Board has adopted, and recommends that the shareholders of each Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C), each of which authorizes the payment of the administrative services fee pursuant to a Rule 12b-1 Plan. If the shareholders approve the adoption of the Plan or the Amended Plan, the administrative services fee rate will not change. In addition, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement.

Terms of the Plan and the Amended Plans

         As noted above, the Plan and each Amended Plan has been adopted for the purpose of authorizing the payment by each Class of the administrative services fee to KDI pursuant to Rule 12b-1. Neither the Plan nor the Amended Plans will change the administrative services fee rate. In addition, as noted above, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. Each Plan for Class A shares, if approved by shareholders, will authorize the payment of the 0.25% administrative services fee under a Rule 12b-1 Plan. Each Amended Plan is identical to the current distribution plan applicable to each of Class B and Class C, except that, in addition to authorizing the asset-based distribution fee of 0.75% that it currently authorizes, it also authorizes the payment to KDI of the 0.25% administrative services fee pursuant to the Services Agreement. The Board has adopted the Plan and each Amended Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders, the Plan and each Amended Plan will become effective on July 1, 2001, and will remain in effect for one year after its effective date. Thereafter, the Plan and each Amended Plan may continue for additional one-year periods so long as such continuance is approved by a vote of both the Board of the Trust and the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or the Amended Plan, as the case may be, or in any agreement related to the Plan or the Amended Plan, respectively (the "Qualified Board Members"). This vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan or the Amended Plan, as applicable.

         The Board must approve all material amendments to the Plan or an Amended Plan in the manner described in the foregoing paragraph. An amendment that increases materially the amount to be spent for distribution under the Plan or Amended Plan must be approved by shareholders of the applicable Class as well as by the Board.

         The Plan and each Amended Plan may be terminated at any time either by the Board or by the shareholders of the applicable Class. Termination by the Trustees requires the vote of a majority of the Qualified Board Members.
Termination by the shareholders requires the vote of a majority of the outstanding voting securities of the applicable Class.

         In connection with adopting the Plan and each Amended Plan, the Board has adopted amendments to the Services Agreement, which will become effective if the shareholders approve the Plan and each Amended Plan. Such amendments incorporate the termination, amendment and annual approval terms described above to bring the Services Agreement into compliance with the requirements of Rule 12b-1. If the shareholders do not approve the adoption of the Plan or the Amended Plan, as the case may be, the current Services Agreement will remain in effect for the applicable Class(es).

Trustee Consideration

         In determining to recommend adoption of the Plan and the Amended Plans, the Board considered a variety of factors. The Trustees examined the nature of the services KDI provides pursuant to the Services Agreement and the benefit such services provide to the Fund and the shareholders of the Classes. In addition, the Board considered general industry practice with respect to whether funds have adopted Rule 12b-1 Plans to authorize payments under agreements similar to the Services Agreement. The Trustees were also advised by independent counsel regarding the requirements of Rule 12b-1. Neither KDI nor the Trustees believe that the services performed by KDI under the Services Agreement have been or will be "distribution" services as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties and eliminate any doubt regarding the continuation of the Services Agreement that may arise in the future due to the ambiguity of the language contained in Rule 12b-1, the Board has adopted, and recommends that the shareholders of each applicable Class approve the Plan (for Class A) and an Amended Plan (for each of Class B and Class C). The Trustees noted that if the Plan and each Amended Plan is adopted the administrative services fee rate will not change. The Trustees also noted that KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Trustees concluded that it would be in the best interests of the Fund, each Class and its shareholders if the Services Agreement operated in the future pursuant to the protections afforded by Rule 12b-1 under the 1940 Act.

      The Board of Trustees unanimously recommends that the shareholders of each Class vote in favor of this Proposal 2.

                  PROPOSAL 3: AMENDMENT TO CONCENTRATION POLICY

         The Board has approved, and recommends that shareholders of the Fund approve, an amendment to the Fund's concentration policy.

         The Fund currently has a fundamental policy not to concentrate its investments in a particular industry, except that the Fund will invest more than 25% of its assets in instruments issued by banks. This exception requires the Fund to concentrate (i.e., invest more than 25% of the Fund's assets) in instruments issued by banks. The Fund does not have the freedom to concentrate (i.e., concentrate when deemed advisable by the Fund's investment manager), except for temporary or defensive purposes.

         Under the 1940 Act, a fund must recite its policies with respect to industry concentration in its prospectus. Any change to those policies requires shareholder approval. Under SEC rules and guidelines, investing more than 25% of a fund's net assets in any one industry represents concentration. Generally, funds may not reserve the freedom of action to concentrate. However, money market funds may reserve freedom of action to concentrate in "government securities" (as defined in the 1940 Act) and certain bank instruments issued by domestic banks. In order to allow the Fund greater flexibility to invest in instruments that the Fund's investment manager considers attractive, the Board proposes that the Fund adopt a policy that allows (but does not require) it to concentrate in government securities and bank instruments of domestic banks.

         With the freedom to concentrate in government securities and bank instruments of domestic banks, the Fund will have the ability to diversify its portfolio while maintaining the ability to concentrate when necessary to adjust to current market and other conditions.

         The Fund's current fundamental investment policy states:

                  "[The] Fund may not, as a fundamental policy:

                           Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the fund intends to invest more than 25% of its net assets in instruments issued by banks.

         The proposed fundamental investment policy that you are being asked to approve states:

                  "The Fund may not, as a fundamental policy:

                           Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks."

         As with the Fund's current fundamental policy on concentration, in the event that the Fund concentrates its investments in instruments issued by domestic banks, changes in the financial condition or market assessment of the financial condition of such domestic banks could have a significant adverse impact on the Fund. Consequently, if the Fund were concentrated, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in instruments issued by domestic banks. Domestic banks include U.S. banks and U.S. branches of foreign banks that are subject to the same regulation as U.S. banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent.

         If the amendment to the Fund's fundamental investment policy is approved by the Fund's shareholders, it will become effective on or about [Date], 2001. If the shareholders of the Fund do not approve the amendment to the Fund's fundamental investment policy, the existing policy on concentration will remain in place.

       The Board of Trustees of the Trust unanimously recommends that the shareholders of the Fund vote in favor of this Proposal 3.

             PROPOSAL 4: RATIFICATION OR REJECTION OF THE SELECTION
                             OF INDEPENDENT AUDITORS

         The Board of Trustees, including all of the Independent Trustees, has selected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

         The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The information in the columns "Financial Information Systems Design and Implementation Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board [has] [has not] considered whether E&Y's provision of services, the compensation for which is disclosed under "Financial Information Systems Design and Implementation Fees" and "All Other Fees," is compatible with maintaining E&Y's independence.

                                           Financial Information
                                 Audit       Systems Design and      All Other
                                 Fees      Implementation Fees(1)     Fees(2)

Scudder Cash Reserves Fund


(1)      Represents aggregate fees billed for information technology services.

(2) Represents aggregate fees billed for all other non-audit services, including tax-related services.

                The Board of Trustees unanimously recommends that shareholders of the Fund vote in favor of this Proposal 4.

                             ADDITIONAL INFORMATION

General

         The cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by ZSI. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

         The presence at the Meeting, in person or by proxy, of the holders of 30% of the shares of the Trust (for a Trust-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Trust-wide, Fund-wide or Class-wide vote will require, respectively, the affirmative vote of the holders of a majority of the Trust's, Fund's or concerned Class' shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker
"non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting at the Meeting and at the special meeting of the other series of the Trust. Shareholders of the other series of the Trust will meet separately on May 24, 2001 and the vote on Trustees of the Trust and related quorum and adjournment requirements will be determined based upon the results of the voting of shares of both series of the Trust, voting as a single class. Approval of Proposal 2 as to a Class requires the affirmative vote of a majority of the shares of that Class voting at the Meeting. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in connection with Proposals 2 and 3, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Class/Fund present at the meeting if more than 50% of the outstanding voting securities of the Class/Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Class/Fund. Approval of Proposal 4 requires the affirmative vote of a majority of the shares of the Fund outstanding. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 1, and will have the effect of a "no" vote on Proposals 2, 3 and 4.

         Holders of record of the shares of the Fund at the close of business on February 26, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of [ ], 2001, there were [ ] Class A shares, [ ] Class B shares and [ ] Class C shares of the Fund outstanding.

         Appendix 2 sets forth the beneficial owners of more than 5% of each Class of the Fund's shares. To the best of the Fund's knowledge, as of [ ], 2001, no person owned beneficially more than 5% of any Class of the Fund's outstanding shares, except as stated in Appendix 2. Appendix 3 hereto sets forth the number of shares of each series of the Trust owned directly or beneficially by the Trustees of the Board and by the nominees for election.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $[ ]. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the social security or taxpayer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-[ ]. Any proxy given by a shareholder is revocable until voted at the Meeting.

         Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

Principal Underwriter and Administrator

         KDI is the principal underwriter and administrator for the Class A, Class B and Class C shares of the Fund.

Shareholder Proposals for Subsequent Meetings

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

         No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane

Maureen E. Kane
Secretary

                                    EXHIBIT A

                  Fund: Scudder Cash Reserves Fund (the "Fund")
                 Class: Class A (the "Class")

                             FORM OF RULE 12b-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

         1. Services. Pursuant to the terms of an Shareholder Services Agreement (the "Services Agreement"), Kemper Distributors, Inc. ("KDI") provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various financial services firms ("Firms") for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

         2. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to the Services Agreement and such other information as from time to time shall be reasonably requested by the Board.

         3. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

         4. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

         5. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund for its services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

         6. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

         7. Recordkeeping. The Fund will preserve copies of this Plan, the Services Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         8. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

         9. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         10. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

                                    EXHIBIT B

                 Fund: Scudder Cash Reserves Fund (the "Fund")
                 Class: Class B (the "Class")

                  FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

         1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms appointed by KDI ("Firms") in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

         2.  Additional  Services.  Pursuant  to  the  terms  of an  Shareholder
Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

         3. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

         4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

         5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

         6. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

         7. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

         8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

         10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

                  Fund: Scudder Cash Reserves Fund (the "Fund")
                 Class: Class C (the "Class")

                  FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

         1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms appointed by KDI ("Firms") in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

         2.  Additional  Services.  Pursuant  to  the  terms  of an  Shareholder
Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

         3. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

         4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

         5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

         6. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

         7. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

         8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

         10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]


                                   APPENDIX 1

                                Distribution Fees

         The following table discloses fees paid by the Fund, on behalf of Classes B and C, during the fiscal year ended September 30, 2000, pursuant to the distribution plans applicable to Class B and Class C.

                                      Fees Paid
                 Aggregate           Pursuant to
                 Fees Paid         Distribution Plan
                Pursuant to       as a Percentage of
     Class      Distribution      Fund's Average Net        Amounts Paid to
                Plan During         Assets During            Affiliates(1)
                  Period               Period


    Class B

    Class C

1 This column sets forth amounts paid to any person who is an affiliated person of the Fund, ZSI or KDI, an affiliated person of such person, or a person that during the fiscal year ended September 30, 2000 received 10% or more of the aggregate amount paid by the Fund, on behalf of the applicable Class, under

                                   APPENDIX 2

                        Beneficial Owners of Fund Shares

                                   APPENDIX 3

                   Fund Shares Owned by Nominees and Trustees

                          [insert shareholdings chart]

                                  FORM OF PROXY

                             YOUR VOTE IS IMPORTANT!

    Please fold and detach card at perforation before mailing.

SCUDDER CASH RESERVES FUND        Special Meeting of Shareholders - May 15, 2001

         I hereby appoint Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 15, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments thereof.

         I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

         This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                       PLEASE SIGN, DATE AND RETURN PROMPTLY
                                             IN THE ENCLOSED ENVELOPE.

                                              NO POSTAGE IS REQUIRED.

                                           Dated ___________________, 2001

                                    Please  sign  exactly  as your name or names
                                    appear.   When   signing  as  an   attorney,
                                    executor,    administrator,    trustee    or
                                    guardian, please give your full title as such.




                                    --------------------------------------------
                                           Signature(s) of Shareholder(s)

                      YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees unanimously recommends a vote FOR the proposals.

PROPOSAL 1                                               Please vote by filling
                                                          in the boxes below.

To elect Trustees to hold office until their      FOR all        WITHHOLD
respective successors have been duly elected     nominees        authority to
and   qualified   or  until  their   earlier   listed (except    vote for all
resignation or removal.                         as noted in      nominees
                                                  space          listed
                                                 provided

                                                  [    ]           [     ]

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham,
           (03) Mark S. Casady,  (04) Linda C.  Coughlin,  (05) Donald
           L. Dunaway,  (06) James R. Edgar,  (07) William  F. Glavin,
           (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.


                                                FOR        AGAINST      ABSTAIN
PROPOSAL 2
To  approve a Rule  12b-1 Plan (for Class A)
and an Amended and Restated  Rule 12b-1 Plan
(for  each  of  Class  B and  Class  C).  As    [  ]        [   ]        [   ]
described   in   the   accompanying    Proxy
Statement,  shareholder approval of Proposal
2 by a Class will not result in any increase in fees or expenses for that Class.


PROPOSAL 3
To approve an amendment to the concentration     [  ]        [   ]        [   ]
policy of the Fund.


PROPOSAL 4
To ratify the selection of Ernst & Young LLP     [  ]        [   ]        [   ]
as the independent auditors for the Fund for the Fund's current fiscal year.

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE